Exhibit 10.1

Certain information in this document identified by brackets has been omitted from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIRST AMENDMENT TO
MARKETING AND PROGRAM MANAGEMENT AGREEMENT
This FIRST AMENDMENT TO MARKETING AND PROGRAM MANAGEMENT AGREEMENT (this “Amendment”) is dated as of July 23, 2019 the (“Amendment Date”), by and between WebBank, a Utah industrial bank (“Bank”), and LendingClub Corporation, a Delaware corporation (“Company”), and amends the Marketing and Program Management Agreement dated as of February 25, 2016 between Bank and Company (as amended, supplemented, or otherwise modified through the date hereof, the “Marketing Agreement”).
RECITALS
WHEREAS, Bank and Company entered into the Marketing Agreement, pursuant to which Bank offers consumer loans to borrowers throughout the United States through an online platform operated by Company; and
WHEREAS, Bank and Company desire to extend the term of the Marketing Agreement, and make certain other modifications to the terms thereof.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    General. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Marketing Agreement.
2.    Amendment to Section 10. Section 10(a) of the Marketing Agreement is amended by deleting the reference to “January 31, 2020” and inserting in lieu thereof a reference to “January 31, 2023.” This amendment is effective as of the Amendment Date.
3.    Amendment to Section 12. Section 12 of the Marketing Agreement is amended by re-designating the existing text of Section 12 as subsection (a), and inserting a new subsection (b) as follows:
“(b) Each Party shall be free to use its general knowledge, skills and experience outside the scope of this Agreement. Bank shall retain the sole and exclusive ownership of all intellectual property rights in Bank materials, ideas, inventions, concepts, know-how, techniques, methods and processes. Company shall retain the sole and exclusive ownership of all intellectual property rights in Company materials, ideas, inventions, concepts, know-how, techniques, methods and processes. Nothing in this Agreement shall be construed as a transfer of ownership rights of Bank’s intellectual property or Company’s intellectual property, including Company’s intellectual property that is licensed to Bank for use in the Credit Policy during the Term.”

4.    Amendment to Section 21. Section 21 of the Marketing Agreement is amended by deleting the addresses for notices set forth therein and inserting in lieu thereof the following, to be effective as of the Amendment Date:
To Bank:    WebBank
Attn: Executive Vice President -
Strategy and Business Development
215 S. State Street, Suite 1000
Salt Lake City, UT 84111
Tel. (801) 456-8398
Email: strategicpartnerships@webbank.com

With a copy to: WebBank
Attn: President
215 S. State Street, Suite 1000
Salt Lake City, UT 84111
Tel. (801) 456-8351
Email: Kelly.Barnett@webbank.com

To Company:    LendingClub Corporation
595 Market Street, Suite 200
San Francisco, CA 94105
Attn: Scott Sanborn, Chief Executive Officer
E-mail Address: ssanborn@lendingclub.com
Telephone: (415) 632-5670

With a copy to: LendingClub Corporation
595 Market Street, Suite 200
San Francisco, CA 94105
Attn: General Counsel
E-mail Address: bpace@lendingclub.com
Telephone: (415) 767-7603

5.    Amendment to Schedule 41. Schedule 41 to the Marketing Agreement is deleted in its entirety, and Exhibit A attached to this Amendment is inserted as a new Schedule 41 in lieu thereof. Exhibit A shall be effective as of October 1, 2019, and applies with respect to any Loans that are originated on or after October 1, 2019.
6.    Miscellaneous.
(a)    This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws. THE PARTIES HERETO HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.

(b)    The parties hereto consent to the personal jurisdiction and venue of the federal and state courts in Salt Lake City, Utah for any court action or proceeding.
(c)    This Amendment may only be amended from time to time by a written instrument signed by Bank and Company.
(d)    Except as specifically stated otherwise herein, this Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Amendment. This Amendment may not be modified, amended, waived or supplemented except as provided herein. This Amendment shall be effective as of the Amendment Date, except as set forth in Section 4 hereof, and shall thereafter be deemed to be a part of the Agreement for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused to be duly authorized, executed and delivered, as of the date first above written, this FIRST AMENDMENT TO MARKETING AND PROGRAM MANAGEMENT AGREEMENT.

WEBBANK

By:	/s/ KELLY BARNETT
	Name:	Kelly Barnett
	Title:	President

LENDINGCLUB CORPORATION

By:	/s/ SCOTT SANBORN
	Name:	Scott Sanborn
	Title:	CEO

By:	/s/ THOMAS W. CASEY
	Name:	Tom Casey
	Title:	CFO

EXHIBIT A
Schedule 41 - Effective as of October 1, 2019
The following terms shall apply as if fully set forth in the Agreement:
(a) Bank shall have the right to be the proposed originating bank on all applications for unsecured personal loans submitted through the Company platform and/or website; provided, that such right shall not include loans: (i) [***], or (ii) (A) to the extent the Company has requested that [***] or (B) the Company has requested a material change to (x) [***] or (y) [***] in (x) and, in the case of either (A) or (B), the Bank has [***].
(b) Bank shall have the right to be the proposed originating bank on all applications for business-purpose Lines of Credit submitted through the Company platform and/or website or third-party websites; provided, that such right shall not include loans: (i) [***], or (ii) (A) to the extent the Company has requested [***] or (B) the Company has requested a material change to (x) [***] or (y) [***] in (x) and, in the case of either (A) or (B), the Bank has [***].
(c) Bank shall have the right to be the proposed originating bank on all applications for Auto Loans submitted through the Company platform and/or website.
(d) With respect to any other loan products that may be promoted by Company, Company will notify Bank of its intention to offer such loan products and document the terms on which any other originating banks are willing to originate such loan products. Unless the proposed loan product is an Excluded Product, the parties will negotiate in good faith for the Bank to be the originating bank for such loan products, provided that Bank is willing to offer the same or better terms to Company as any other originator is willing to offer. If the proposed loan product is an Excluded Product, the parties will negotiate in good faith regarding the possibility of Bank being the originating bank for such Excluded Product. The terms for any new loan products shall be agreed upon and incorporated into the Program Documents. For purposes of this section (d) of Schedule 41, the term “Excluded Product” means: (i) [***]; (ii) a healthcare financing product where (A) healthcare providers are directly and integrally involved in the marketing, sales, and application processes, and (B) the loan proceeds are provided directly to healthcare providers on behalf of the borrowers; and (iii) [***].
(e) The following exceptions apply to Bank’s rights as set forth in sections (a) through (d) of this Schedule 41:

(1)
If Company has requested an increase in the Program Threshold Amount in accordance with Section 6(c) of the Agreement and Bank has rejected such request, then any volume of Loans that exceeds the Program Threshold Amount then in effect shall be excluded from the Bank’s rights as set forth in sections (a) through (d) of this Schedule 41 and may be originated and issued by another bank without violation of the Program Agreement.

(2)	[***]
(3)    If (i) Company has reasonably determined, as a result of risks arising from a change in Applicable Laws (including a judicial decision or interpretation of a Regulatory Authority) or a reasonable belief that the parties’ operation of the Program may result in a material liability or material regulatory risk, that Company can no longer participate in the Program as contemplated by the Program Documents, and (ii) the Parties have been unable to agree to a modification of the Program pursuant to Section 26 of the Agreement to address such risks or potential liability, then the provisions in sections (a) through (d) of this Schedule 41 shall not be applicable unless and until such risks have been resolved to the Parties’ mutual satisfaction; provided, however, that [***].

(4)	With respect to Auto Loans within the “prime” segment as defined by the Credit Policy, section (c) of this Schedule 41 shall not apply to loans [***].
(f) [***].
(g) The term “Designated Amount,” with respect to a Loan or Loan Advance is an amount equal to the product of (i) [***], multiplied by (ii) [***].
The “Designated Percentage” for a Loan is: [***]
(h) The term “Per Loan Amount” means [***].
(i) If the total of all [***] for Loans originated and Loan Advances funded in a month is less than [***], then Company shall pay to [***] and the total of all [***] for Loans originated and Loan Advanced funded in such month.
(j) The term “Program Threshold Amount” means [***], or the amount that may be determined from time to time pursuant to Section 6(c).
(k) The audit contemplated by Section 30(m) shall include a review of each model used in connection with the Program and the associated model governance, and validation of each model on an appropriate schedule.